Exhibit 99.2

Quarterly Earnings and

Supplemental Operating and Financial Data

For the Quarter Ended March 31, 2007

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

For the three months ended March 31, 2007

Table of Contents

Statements of Operations	3
Balance Sheets	4
Combined Joint Venture Income Statement	5
First Quarter Transaction Summary	6
Property Holdings	8
Lease Rollover Schedules	21
Mortgages and Notes Payable	23
Revenue by Tenant Industry	29
Revenue by MSA	30
Other Revenue Data	31
Investor Information	32

This Quarterly Earnings and Supplemental Operating and Financial Data contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust (“Lexington”) which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2007 (the “Form 10-K”) and other periodic reports filed with the SEC, including risks related to, (i) the failure to integrate our operations and properties with those of Newkirk Realty Trust, (ii) the failure to continue to qualify as a real estate investment trust, (iii) changes in general business and economic conditions, (iv) competition, (v) increases in real estate construction costs, (vi) changes in interest rates, or (vii) changes in accessibility of debt and equity capital market. Copies of the Form 10-K and the other periodic reports Lexington files with the SEC are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe the Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

Lexington Realty Trust and Consolidated Subsidiaries

Consolidated Statements of Operations

(in thousands, except share data)

	Three Months Ended March 31,
	2007	2006
Gross revenues:
Rental	$88,792	$46,125
Advisory fees	719	1,063
Tenant reimbursements	5,651	4,433
Total gross revenues	95,162	51,621

Expense applicable to revenues:
Depreciation and amortization	(54,302)	(19,541)
Property operating	(11,475)	(7,697)
General and administrative	(8,816)	(5,614)
Non-operating income	2,560	795
Interest and amortization expense	(32,978)	(17,369)
Debt satisfaction charges	—	(947)

Income (loss) before benefit (provision) for income taxes, minority interests, equity in earnings of non-consolidated entities and discontinued operations	(9,849)	1,248
Benefit (provision) for income taxes	(543)	73
Minority interests share of (income) loss	7,522	(216)
Equity in earnings of non-consolidated entities	3,508	1,268
Income from continuing operations	638	2,373

Discontinued operations:
Income from discontinued operations	2,414	1,732
Debt satisfaction charges	—	(78)
Gains on sales of properties	—	2,653
Minority interests share of (income) loss	(837)	(602)
Total discontinued operations	1,577	3,705
Net income	2,215	6,078
Dividends attributable to preferred shares – Series B	(1,590)	(1,590)
Dividends attributable to preferred shares – Series C	(2,519)	(2,519)
Dividends attributable to preferred shares – Series D	(1,522)	—
Net income (loss) allocable to common shareholders	$(3,416)	$1,969

Income (loss) per common share – basic:
Loss from continuing operations, after preferred dividends	$(0.07)	$(0.03)
Income from discontinued operations	0.02	0.07
Net income (loss) allocable to common shareholders	$(0.05)	$0.04

Weighted average common shares outstanding – basic	68,538,404	51,844,001

Income (loss) per common share – diluted:
Loss from continuing operations, after preferred dividends	$(0.07)	$(0.03)
Income from discontinued operations	0.02	0.07
Net income (loss) allocable to common shareholders	$(0.05)	$0.04

Weighted average common shares outstanding – diluted	68,538,404	51,844,001

Lexington Realty Trust and Consolidated Subsidiaries

Consolidated Balance Sheets

(in thousands)

	March 31, 2007	December 31, 2006
Assets:
Real estate, at cost	$3,774,018	$3,747,156
Less: accumulated depreciation and amortization	305,432	276,129
	3,468,586	3,471,027
Properties held for sale – discontinued operations	86,540	69,612
Intangible assets, net	434,466	468,244
Cash and cash equivalents	200,120	97,547
Investment in and advances to non-consolidated entities	243,494	247,045
Deferred expenses, net	30,901	16,084
Notes receivable	49,382	50,534
Rent receivable – current	27,916	53,744
Rent receivable – deferred	24,600	29,410
Investment in marketable securities	24,792	32,036
Other assets	81,444	89,574
	$4,672,241	$4,624,857
Liabilities and Shareholders’ Equity:
Liabilities:
Mortgages and notes payable	$1,526,813	$2,126,810
Exchangeable notes payable, including accrued interest	450,000	—
Trust notes payable, including accrued interest	200,000	—
Contract rights payable	12,527	12,231
Dividends payable	30,412	44,948
Liabilities – discontinued operations	48,316	6,064
Accounts payable and other liabilities	24,621	25,877
Accrued interest payable	10,147	10,818
Deferred revenue	325,500	362,815
Prepaid rent	17,215	10,109
	2,645,551	2,599,672
Minority interests	839,144	902,741

Shareholders’ equity	1,187,546	1,122,444
	$4,672,241	$4,624,857

Common shares	66,242	69,052
Operating partnership units	40,166	41,191
Preferred shares	12,460	6,260

Lexington Realty Trust
Joint Venture Proportionate Share
Combined Condensed Statement of Income

Three Months Ended
March 31, 2007

Gross revenues	$ 13,918

Depreciation and amortization	$ 5,305
Interest and amortization	$ 8,170
Other income and expenses	$ (2,970)
Expenses	$ 10,505

Net income	$ 3,413

Lexington Realty Trust
2007 First Quarter Transaction Summary
($000)

Acquisitions
Tenants/Guarantors	Location		Property Type	Capitalized Costs	Average Annual GAAP Rent, net	Average GAAP Yield	Current Annual Cash Rent, net	Current Cash Yield	Lease Term
Corinthian Colleges, Inc.	Orlando	FL	Office	$ 14,320	$ 1,222	8.5%	$ 1,184	8.3%	Sep-2013
Libbey Glass, Inc.	Shreveport	LA	Industrial	$ 26,678	$ 2,092	7.8%	$ 1,873	7.0%	Oct-2026
Harvard Vanguard Medical Assoc.	Boston	MA	Office	$ 20,070	$ 1,246	6.2%	$ 1,229	6.1%	May-2012
Brinks, Inc.	Coppell	TX	Office	$ 18,082	$ 1,426	7.9%	$ 1,204	6.7%	Apr-2017
				$ 79,150	$ 5,986	7.6%	$ 5,490	6.9%

Dispositions
Tenants/Guarantors	Location		Property Type	Net Sale Price	Net Book Value
Honeywell International Inc.	Morris Township	NJ	Office	$ 11,967	$ 11,967
Honeywell International Inc.	Morris Township	NJ	Office	$ 1,470	$ 1,470
Honeywell International Inc.	Morris Township	NJ	Office	$ 9,768	$ 9,768
Honeywell International Inc.	Morris Township	NJ	Office	$ 18,689	$ 18,689
				$ 41,894	$ 41,894

New Property Financings
Tenants/Guarantors	Location		Property Type	Amount	Interest Rate	Maturity Date
Corinthian Colleges, Inc.	Orlando	FL	Office	$ 9,975	5.72%	Feb-2017
Atlas Cold Storage	McDonough	GA	Industrial	$ 23,000	6.11%	Nov-2017
Hagemeyer North American, Inc.	Charleston	SC	Office	$ 7,350	5.85%	Feb-2021
				$ 40,325	5.97%

Lexington Realty Trust
2007 First Quarter Transaction Summary (continued)
($000)

New Leases
Tenants/Guarantors	Location		Property Type	Term	Sq. Ft.	Rent Per Annum
Kohl’s Department Stores, Inc.	Tallahassee	FL	Retail	Feb-2028	90,000	$ 400
Zwicker & Associates, P.C.	Hebron	KY	Office	Mar-2012	12,356	$ 62
Ferris, Baker Watts, Inc.	Baltimore	MD	Office	Sep-2016	45,909	$ 1,277
The Center Club, Inc.	Baltimore	MD	Office	Sep-2019	31,306	$ 612
Quaker Sales & Distribution, Inc.	New Kingston	PA	Industrial	Feb-2008	179,200	$ 627
Comprehensive Logistics Inc.	Antioch	TN	Industrial	8/07 & 12/07	300,700	$ 942
General Electric Company	Richmond	VA	Office	May-2012	24,375	$ 439
Clegg, Daniels & Petrey, LLC	Decatur	GA	Office	Mar-2013	1,846	$ 40
Packet 360, Inc.	Richmond	VA	Office	Mar-2014	10,273	$ 190
					695,965	$ 4,589

Lease Extensions
Tenants/Guarantors	Location		Property Type	Term	Sq. Ft.	Rent Per Annum
Mervyn’s	Tustin	CA	Retail	Dec-2012	72,000	$ 100
Damar Services, Inc.	Indianapolis	IN	Office	Mar-2008	5,756	$ 40
Safeway Stores, Inc.	Minden	LA	Retail	Nov-2012	35,000	$ 193
Food Lion, LLC	Jacksonville	NC	Retail	Feb-2013	23,000	$ 84
Food Lion, LLC	Jefferson	NC	Retail	Feb-2013	23,000	$ 73
Food Lion, LLC	Lexington	NC	Retail	Feb-2013	23,000	$ 138
Food Lion, LLC	Moncks Corner	SC	Retail	Feb-2013	23,000	$ 62
Dana Corporation	Gordonsville	TN	Industrial	Aug-2012	148,000	$ 355
Worthington Direct, Inc.	Dallas	TX	Office	Jan-2012	3,621	$ 53
Middleburg Riddle & Gianna	Dallas	TX	Office	Dec-2011	2,558	$ 35
Safeway Stores, Inc.	Granbury	TX	Retail	Nov-2012	35,000	$ 203
Safeway Stores, Inc.	Hillsboro	TX	Retail	Nov-2012	35,000	$ 161
Food Lion, LLC	Staunton	VA	Retail	Feb-2013	23,000	$ 166
					451,935	$ 1,663

LEXINGTON REALTY TRUST
Consolidated Properties
3/31/07
	Property Location	City	State	Primary Tenant (Guarantor)	Property Net Rentable Sq.Ft.
1	12209 W. Markham St.	Little Rock	AR	Entergy Arkansas, Inc.	36,311
2	5201 West Barraque St.	Pine Bluff	AR	Entergy Services, Inc.	27,189
3	19019 No. 59th Ave.	Glendale	AZ	Honeywell, Inc.	252,300
4	2211 South 47th St.	Phoenix	AZ	Avnet, Inc.	176,402
5	13430 N. Black Canyon Fwy.	Phoenix	AZ	Bull HN Information Systems, Inc.	87,259
				VACANT	49,799
6	2005 East Technology Cir.	Tempe	AZ	(i) Structure, LLC (Infocrossing, Inc.)	60,000
7	8555 South River Pkwy.	Tempe	AZ	ASM Lithography Holding NV	95,133
8	1440 East 15th St.	Tucson	AZ	Cox Communications, Inc.	28,591
9	2200 & 2222 East Imperial Hwy. 3	El Segundo	CA	Raytheon Company	184,636
10	2230 East Imperial Hwy. 1	El Segundo	CA	Raytheon Company/Direct TV	184,636
11	17770 Cartwright Rd.	Irvine	CA	Associates First Capital Corporation	200,000
12	26210 and 26220 Enterprise Court	Lake Forest	CA	Apria Healthcare Group, Inc.	100,012
13	1500 Hughes Way	Long Beach	CA	Raytheon Company	478,437
14	27016 Media Center Dr.	Los Angeles	CA	Playboy Enterprises, Inc.	83,252
15	5724 W. Las Positas Blvd.	Pleasanton	CA	NK Leasehold	41,760
16	255 California St.	San Francisco	CA	Multi-Tenanted	142,239
				VACANT	27,607
17	599 Ygnacio Valley Rd.	Walnut Creek	CA	Hercules Credit, Inc.	54,528
18	5550 Tech Center Dr.	Colorado Spring	CO	Federal Express Corporation	71,000
19	3940 South Teller St.	Lakewood	CO	Travelers Express, Inc	68,165
20	10 John St.	Clinton	CT	Chesebrough Ponds (Unilever United States, Inc.)	41,188
21	200 Executive Blvd. S	Southington	CT	Hartford Fire Insurance Co.	153,364
22	100 Barnes Rd.	Wallingford	CT	Minnesota Mining and Manufacturing Company	44,400
23	5600 Broken Sound Blvd	Boca Raton	FL	Océ Printing Systems USA, Inc.	143,290
24	12600 Gateway Blvd.	Fort Meyers	FL	Gartner, Inc.	62,400
25	2310 Village Square Pkwy.	Jacksonville	FL	AmeriCredit Corporation	85,000
26	9200 South Park Center Loop	Orlando	FL	Corinthian Colleges, Inc.	59,927
27	6277 Sea Harbor Dr.	Orlando	FL	Harcourt Brace & Company	357,280
28	Sandlake Rd./Kirkman Rd.	Orlando	FL	Lockheed Martin Corporation	184,000
29	4200 RCA Blvd.	Palm Beach Gardens	FL	The Wackenhut Corp.	114,518
30	10419 North 30th St.	Tampa	FL	Time Customer Service, Inc. (Time, Inc.)	132,981
31	6303 Barfield Rd. & 859 Mount Vernon Hwy.	Atlanta	GA	Internet Security Systems, Inc.	289,000

LEXINGTON REALTY TRUST
Consolidated Properties
3/31/07
	Property Location	City	State	Primary Tenant (Guarantor)	Property Net Rentable Sq.Ft.
32	4000 Johns Creek Pkwy.	Atlanta	GA	Kraft Foods N.A., Inc.	87,219
33	160 Clairemont Ave.	Decatur	GA	Allied Holdings, Inc.	112,248
34	King St.	Honolulu	HI	Multi –Tenanted	206,535
				VACANT	5,296
35	1275 NW 128th St.	Clive	IA	Principal Life Insurance Company	61,180
36	850-950 Warrenville Rd.	Lisle	IL	National Louis University	99,414
37	700 Oakmont Lane	Westmont	IL	North American Van Lines, Inc. (SIRVA, Inc.)	269,715
38	500 Jackson St.	Columbus	IN	Cummins Engine Company Inc.	390,100
39	5757 Decatur Blvd.	Indianapolis	IN	Allstate Insurance Co.	89,956
40	10475 Crosspoint Blvd.	Indianapolis	IN	John Wiley & Sons, Inc.	141,047
41	2300 Litton Lane	Hebron	KY	AGC Automotive Americas Co.	30,706
				VACANT	49,714
42	313 Carondelet	New Orleans	LA	Hibernia Corporation	222,432
43	1111 Tulane St.	New Orleans	LA	Hibernia Corporation	180,595
44	147 Milk St.	Boston	MA	Harvard Vanguard Medical Assoc.	52,337
45	270 Billerica Rd.	Chelmsford	MA	Cadence Design Systems	100,000
46	33 Commercial St.	Foxboro	MA	Invensys Systems, Inc. (Siebe, Inc.)	164,689
47	70 Mechanic St.	Foxboro	MA	Invensys Systems, Inc. (Siebe, Inc.)	251,914
48	250 Turnpike Rd.	Southborough	MA	Honeywell Consumer Products	57,698
49	100 Light St.	Baltimore	MD	St. Paul Fire and Marine Insurance Co.	530,000
50	3165 McKelvey Rd.	Bridgeton	MO	BJC Health System	52,994
51	27404 Drake Rd.	Farmington Hills	MI	VACANT	111,454
52	12000 Tech Center Dr.	Livonia	MI	Kelsey-Hayes Company	80,230
53	26555 Northwestern Hwy.	Southfield	MI	Federal-Mogul Corporation	187,163
54	3943 Denny Ave.	Pascagoula	MS	Northrop Grumman Systems Corporation	94,841
55	11707 Miracle Hills Dr.	Omaha	NE	(i) Structure, LLC (Infocrossing, Inc.)	86,800
56	700 US Hwy Route 202-206	Bridgewater	NJ	Biovail Pharmaceuticals, Inc.	115,558
57	200 Milik St.	Carteret	NJ	Pathmark Stores, Inc.	96,400
58	288 North BRd. St.	Elizabeth	NJ	Bank of America	30,000
59	656 Plainsboro Rd.	Plainsboro	NJ	Bank of America	2,000
60	333 Mt. Hope Ave.	Rockway	NJ	BASF Corporation	95,500
61	1415 Wyckoff Rd.	Wall Township	NJ	New Jersey Natural Gas Co.	157,511
62	29 South Jefferson Rd.	Whippany	NJ	CAE SimuFlite, Inc.	76,363
63	6226 West Sahara Ave.	Las Vegas	NV	Nevada Power Company	282,000
64	180 South Clinton St.	Rochester	NY	Frontier Corporation	226,000
65	5550 Britton Pkwy.	Hilliard	OH	BMW Financial Services NA, LLC	220,966
66	9333 Springsboro Pike	Miamisburg	OH	Reed Elsevier, Inc.	61,229

LEXINGTON REALTY TRUST
Consolidated Properties
3/31/07
	Property Location	City	State	Primary Tenant (Guarantor)	Property Net Rentable Sq.Ft.
	CONSOLIDATED OFFICE PROPERTIES
67	9393 Springsboro Pike	Miamisburg	OH	Reed Elsevier, Inc.	85,873
68	4848 129th East Ave.	Tulsa	OK	Metris Companies, Inc.	101,100
69	2999 SW 6th St.	Redmond	OR	Voice Stream PCS I LLC (T-Mobile USA, Inc.)	77,484
70	265 Lehigh St.	Allentown	PA	Wachovia Bank N.A.	71,230
71	180 Rittenhouse Cir.	Bristol	PA	Jones Apparel Group USA, Inc. (Jones Apparel Group, Inc.)	96,000
72	250 Rittenhouse Cir.	Bristol	PA	Jones Apparel Group USA, Inc. (Jones Apparel Group, Inc.)	255,019
73	2550 Interstate Dr.	Harrisburg	PA	AT&T Wireless Services, Inc.	81,859
74	1701 Market St.	Philadelphia	PA	Morgan Lewis & Bockius LLC	321,815
75	2750 Monroe Blvd.	Valley Forge	PA	Quest Diagnostics, Inc.	109,281
76	1460 Tobias Gadsen Blvd.	Charleston	SC	Hagemeyer North American, Inc.	50,076
77	2210 Enterprise Dr.	Florence	SC	Washington Mutual Home Loans, Inc.	177,747
78	3480 Stateview Blvd.	Fort Mill	SC	Wells Fargo Bank N.A.	169,218
79	3476 Stateview Blvd.	Fort Mill	SC	Wells Fargo Home Mortgage, Inc.	169,083
80	701 Brookfield Pkwy.	Greenville	SC	Verizon Wireless	192,884
81	Nijborg 15 & 17, 3927 DA	Renswoude	Netherlands	AS Watson (Health & Beauty Continental Europe)	122,450
82	207 Mockingbird Lane	Johnson City	TN	Sun Trust Bank	63,800
83	420 Riverport Rd.	Kingport	TN	American Electric Power	42,770
84	2401 Cherahala Blvd.	Knoxville	TN	Advance PCS, Inc.	59,748
85	1409 Centerpoint Blvd.	Knoxville	TN	Alstom Power, Inc.	84,404
86	104 & 110 South Front St.	Memphis	TN	Hnedak Bobo Group, Inc.	37,229
87	3965 Airways Blvd.	Memphis	TN	Federal Express Corporation	521,286
88	800 Ridgelake Blvd.	Memphis	TN	The Kroger Co.	75,000
89	350 Pine St.	Beaumont	TX	Entergy Gulf States	427,104
90	3535 Calder Ave.	Beaumont	TX	Wells Fargo & Co.	49,689
91	1900 L. Don Dodson Dr.	Bedford	TX	VACANT	206,905
92	4201 Marsh Lane	Carrollton	TX	Carlson Restaurants Worldwide, Inc.	130,000
93	555 Dividend Dr.	Coppell	TX	Brinks, Inc.	101,844
94	601 & 701 Experian Pkwy.	Dallas	TX	Experian Information Solutions, Inc. (TRW Inc.)	292,700

LEXINGTON REALTY TRUST
Consolidated Properties
3/31/07
	Property Location	City	State	Primary Tenant (Guarantor)	Property Net Rentable Sq.Ft.
95	1600 Viceroy Dr.	Dallas	TX	TFC Services (Freeman Decorating Co.)	156,592
				VACANT	92,860
96	2010 Alderson Dr.	Dallas	TX	Multi-Tenanted	104,243
				VACANT	69,612
97	1200 Jupiter Rd.	Garland	TX	Raytheon Company	278,759
98	10001 Richmond Ave.	Houston	TX	Baker Hughes, Inc.	554,385
99	2529 West Thorns Dr.	Houston	TX	Baker Hughes, Inc.	65,500
100	810 & 820 Gears Rd.	Houston	TX	IKON Office Solutions, Inc.	157,790
101	16676 Northchase Dr.	Houston	TX	Kerr-McGee Oil and Gas Corporation	101,111
102	26410 McDonald Rd.	Houston	TX	Montgomery County Management Company LLC	41,000
103	1311 Broadfield Blvd.	Houston	TX	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	155,991
104	6200 Northwest Pkwy.	San Antonio	TX	PacifiCare Health Systems, Inc.	142,500
105	12645 W. Airport Rd.	Sugar Land	TX	Baker Hughes, Inc.	165,836
106	11555 University Blvd.	Sugarland	TX	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	72,683
107	1600 Eberhardt Rd.	Temple	TX	Nextel of Texas	108,800
108	295 Chipeta Way	Salt Lake City	UT	Northwest Pipeline Corp.	295,000
109	400 Butler Farm Rd.	Hampton	VA	Nextel Communications of the Mid-Atlantic, Inc.	100,632
110	421 Butler Farm Rd.	Hampton	VA	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	56,515
111	13651 McLearen Rd.	Herndon	VA	Boeing North American Services, Inc. (The Boeing Company)	159,664
112	2800 Waterford Lake Dr.	Richmond	VA	Alstom Power, Inc	99,057
113	9950 Mayland Dr.	Richmond	VA	Circuit City Stores, Inc.	288,562
114	6455 State Hwy 303 NE	Bremerton	WA	Nextel West Corporation	60,200
115	849 Front St.	Evanston	WY	Multi-Tenanted	13,852
				VACANT	8,442
115	Consolidated Office Properties Total				16,719,592

LEXINGTON REALTY TRUST
Consolidated Properties
3/31/07
	Property Location	City	State	Primary Tenant (Guarantor)	Property Net Rentable Sq.Ft.
	CONSOLIDATED INDUSTRIAL PROPERTIES
1	Moody Commuter & Tech Park	Moody	AL	TNT Logistics North America, Inc. (TPG N.V.)	595,346
2	3501 West Ave. H	Lancaster	CA	Michaels Stores, Inc.	762,775
3	1665 Hughes Way	Long Beach	CA	Raytheon Company	200,541
4	3333 Coyote Hill Rd.	Palo Alto	CA	Xerox Corporation	123,000
5	109 Stevens St.	Jacksonville	FL	Unisource Worldwide, Inc	168,800
6	2455 Premier Dr.	Orlando	FL	Walgreen Co.	205,016
7	3102 Queen Palm Dr.	Tampa	FL	Time Customer Service, Inc. (Time, Inc.)	229,605
8	359 Gateway Dr.	Livonia	GA	TI Group Automotive Systems, LLC	133,221
9	1420 Greenwood Rd.	McDonough	GA	Atlas Cold Storage America LLC	201,583
10	7500 Chavenelle Rd.	Dubuque	IA	The McGraw-Hill Companies, Inc.	330,988
11	2280 Northeast Dr.	Waterloo	IA	Ryder Integrated Logistics, Inc. (Ryder Systems, Inc.)	276,480
12	3600 Southgate Dr.	Danville	IL	Sygma Network, Inc. (Sysco Corporation)	149,500
13	749 Southrock Dr.	Rockford	IL	Jacobson Warehouse Company, Inc. (Jacobson Transportation Company, Inc.)	150,000
14	3686 South Central Ave.	Rockford	IL	Jacobson Warehouse Company, Inc. (Jacobson Transportation Company, Inc.)	90,000
15	2935 Van Vactor Way	Plymouth	IN	Bay Valley Foods, LLC	300,500
16	10000 Business Blvd.	Dry Ridge	KY	Dana Corporation	336,350
17	750 N. Black Branch Rd.	Elizabethtown	KY	Dana Corporation	539,592
18	730 N. Black Branch Rd.	Elizabethtown	KY	Dana Corporation	167,770
19	301 Bill Breyer Rd.	Hopkinsville	KY	Dana Corporation	424,904
20	4010 Airpark Dr.	Owensboro	KY	Dana Corporation	251,041
21	1901 Ragu Dr.	Owensboro	KY	Ragu Foods, Inc (Unilever United States, Inc.)	443,380
22	7150 Exchequer Dr.	Baton Rouge	LA	Corporate Express Office Products, Inc. (Buhrmann, N.V.)	79,086
23	5001 Greenwood Rd.	Shreveport	LA	Libbey Glass, Inc.	646,000
24	North Wells Rd.	North Berwick	ME	United Technologies Corp.	820,868
25	4425 Purks Rd.	Auburn Hills	MI	VACANT	183,717
26	6938 Elm Valley Dr.	Kalamazoo	MI	Dana Corporation	150,945
27	12025 Tech Center Dr.	Livonia	MI	Kelsey-Hayes Company	100,000
28	1601 Pratt Ave.	Marshall	MI	Joseph Campbell Company	58,300
29	904 Industrial Rd.	Marshall	MI	Tenneco Automotive Operating Company, Inc. (Tenneco Automotive, Inc.)	195,640
30	46600 Port St.	Plymouth	MI	Johnson Controls, Inc.	134,160
31	1901 49th Ave.	Minneapolis	MN	Owens Corning	18,620
32	7670 Hacks Cross Rd.	Olive Branch	MS	Dana Corporation	268,100
33	324 Industrial Park Rd.	Franklin	NC	SKF USA, Inc.	72,868

LEXINGTON REALTY TRUST
Consolidated Properties
3/31/07
	Property Location	City	State	Primary Tenant (Guarantor)	Property Net Rentable Sq.Ft.
34	1133 Poplar Creek Rd.	Henderson	NC	Corporate Express Office Products, Inc. (Buhrmann, N.V.)	196,946
35	250 Swathmore Ave.	High Point	NC	Steelcase, Inc.	244,851
36	2880 Kenny Biggs Rd.	Lumberton	NC	Quickie Manufacturing Corp.	308,000
37	2203 Sherrill Dr.	Statesville	NC	LA-Z-Boy Greensboro, Inc. (LA-Z-Boy Incorporated)	639,600
38	75 North St.	Saugerties	NY	Rotron Inc. (EG&G)	52,000
39	10590 Hamilton Ave.	Cincinnati	OH	The Hillman Group, Inc.	247,000
40	300 McCormick Rd.	Columbus	OH	Ameritech Services, Inc.	20,000
41	1650-1654 Williams Rd.	Columbus	OH	ODW Logistics, Inc..	744,800
42	7005 Cochran Rd.	Glenwillow	OH	Royal Appliance Mfg. Co.	458,000
43	6500 Adelaide Court	Groveport	OH	Anda Pharmaceuticals, Inc. (Andrx Corporation)	354,676
44	200 Arrowhead Dr.	Hebron	OH	Owens Corning Sales, Inc.	400,522
45	191 Arrowhead Dr.	Hebron	OH	Owens Corning Sales, Inc.	250,410
46	450 Stern St.	Oberlin	OH	Johnson Controls, Inc.	111,160
47	541 Perkins Jones Rd.	Warren	OH	Kmart Corp.	1,462,642
48	6345 Brackbill Blvd.	Mechanicsburg	PA	Exel Logistics, Inc. (NFC plc)	507,000
49	245 Salem Church Rd.	Mechanicsburg	PA	Exel Logistics, Inc. (NFC plc)	252,000
50	6 Doughten Rd.	New Kingston	PA	Exel Logistics, Inc. (NFC plc)	330,000
51	34 East Main St.	New Kingston	PA	Quaker Sales & Distribution, Inc.	179,200
52	590 Ecology Lane	Chester	SC	Owens Corning	420,597
53	159 Farley Dr.	Dillon	SC	Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.)	1,010,859
54	US Hwy. 17	North Myrtle Beach	SC	Food Lion, Inc.	36,828
55	477 Distribution Pkwy.	Collierville	TN	Federal Express Corporation	120,000
56	900 Industrial Blvd.	Crossville	TN	Dana Corporation	222,200
57	120 South East Pkwy. Dr.	Franklin	TN	United Technologies Corp.	289,330
58	187 Spicer Dr.	Gordonsville	TN	Dana Corporation	148,000
59	3350 Miac Cove Rd.	Memphis	TN	Mimeo.com, Inc.	107,400
				VACANT	33,959
60	3456 Meyers Ave.	Memphis	TN	Sears, Roebuck & Company	780,000
61	3820 Micro Dr.	Millington	TN	Ingram Micro, L.P (Ingram Micro, Inc)	701,819
62	9110 Grogans Mill Rd.	Houston	TX	Baker Hughes, Inc.	275,750
63	300 Bennett Lane	Lewisville	TX	Xerox Corporation	256,000
64	19500 Bulverde Rd.	San Antonio	TX	Harcourt Brace & Company (Reed Elsevier, Inc.)	559,258
65	2425 Hwy. 77 North	Waxahachie	TX	James Hardie Building Products, Inc. (James Hardie NV)	425,816
66	4400 State Rd. 19	Windsor	WI	Walgreen Co.	356,000
66	Consolidated Industrial Properties Total				21,311,319

LEXINGTON REALTY TRUST
Consolidated Properties
3/31/07
	Property Location	City	State	Primary Tenant (Guarantor)	Property Net Rentable Sq.Ft.
	CONSOLIDATED RETAIL/OTHER PROPERTIES
1	302 Croxcreek Pkwy.	Florence	AL	The Kroger Co.	42,130
2	5544 Atlanta Hwy.	Montgomery	AL	Beasley Development LLC	60,698
3	Bisbee Naco Hwy. & Hwy. 92	Bisbee	AZ	Safeway Stores, Inc..	30,181
4	25 E. McKellips Rd.	Mesa	AZ	CSK Auto (Albertsons Inc.)	2,660
5	10415 Grande Ave.	Sun City	AZ	Furrs Cafeterias Operators LP	10,000
6	Grant Rd. & Craycroft	Tucson	AZ	Safeway Stores, Inc.	37,268
7	7470 El Camino Real	Atascadero	CA	CSK Auto (Albertsons Inc.)	4,000
8	635 Highland Spring Rd.	Beaumont	CA	CSK Auto (Albertsons Inc.).	4,000
9	185 Washburn Cir.	Corona	CA	Mark C. Bloome (Goodyear)	9,400
10	2200/2230 & 2222 E. Imperial Hwy. 2	El Segundo	CA	Raytheon Company	959,000
11	810124 Hwy. 111	Indio	CA	Mark C. Bloome (Goodyear)	9,600
12	24100 Laguna Hills Mall	Laguna Hills	CA	Federated Department Stores, Inc. (Macy's)	160,000
13	22765 Aspan St.	Lake Forest	CA	Mark C. Bloome (Goodyear)	10,250
14	Old Mammoth Rd./Meridian Blvd	Mammoth Lakes	CA	Safeway Stores, Inc.	44,425
15	15745 Monterey Rd.	Morgan Hill	CA	Gerard Tire Services (Goodyear)	10,250
16	2044 West Main St.	Paso Robles	CA	CSK Auto (Albertsons Inc.)	7,000
17	1400 Stoneridge Mall	Pleasanton	CA	Federated Department Stores, Inc. (Macy's)	175,000
18	1631 West Redlands Blvd.	Redlands	CA	Mark C. Bloome (Goodyear)	11,200
19	270 Fashion Valley Rd.	San Diego	CA	Nordstrom, Inc.	225,919
20	315 Colorado Ave.	Santa Monica	CA	Federated Department Stores, Inc. (Macy's)	150,000
21	121 South Center St.	Stockton	CA	Greyhound Lines, Inc.	17,000
22	18182 Irvine Blvd.	Tustin	CA	Mervyn’s	72,000
23	34734 Alvarado Niles Rd.	Union City	CA	Gerard Tire Services (Goodyear)	10,800
24	500 East Harbor Blvd.	Ventura	CA	City of San Buenaventura	39,600
25	17005 Imperial Hwy.	Yorba Linda	CA	Mark C. Bloome (Goodyear)	10,800
26	12000 East Mississippi Ave.	Aurora	CO	Safeway Stores, Inc.	24,000
27	15220 East 6th Ave.	Aurora	CO	VACANT	41,384
28	101 Creger	Ft. Collins	CO	Lithia Motors	10,000
29	Kipling St. & Bowles Ave.	Littleton	CO	VACANT	29,360
30	10340 U.S. 19	Port Richey	FL	VACANT	53,820
31	2010 Apalachee Pkwy.	Tallahassee	FL	Kohl's Department Stores, Inc.	53,820
32	2223 North Druid Hills Rd.	Atlanta	GA	Bank of America	6,260
33	956 Ponce de Leon Ave.	Atlanta	GA	Bank of America	3,900
34	4545 Chamblee – Dunwoody Rd.	Chamblee	GA	Bank of America	4,565
35	201 West Main St.	Cumming	GA	Bank of America	14,208

LEXINGTON REALTY TRUST
Consolidated Properties
3/31/07
	Property Location	City	State	Primary Tenant (Guarantor)	Property Net Rentable Sq.Ft.
36	3468 Georgia Hwy. 120	Duluth	GA	Bank of America	9,300
37	1066 Main St.	Forest Park	GA	Bank of America	14,859
38	825 Southway Dr.	Jonesboro	GA	Bank of America	4,894
39	1698 Mountain Indus. Blvd.	Stone Mountain	GA	Bank of America	5,704
40	Fort St. Mall, King St.	Honolulu	HI	Liberty House, Inc.	85,610
41	928 First Ave.	Rock Falls	IL	Rock Falls County Market	27,650
42	502 East Carmel Dr.	Carmel	IN	Marsh Supermarkets, Inc.	38,567
43	5104 North Franklin Rd.	Lawrence	IN	Marsh Supermarkets, Inc.	28,721
44	2440 Bardstown Rd. (Supermarket)	Louisville	KY	The Kroger Co.	40,019
45	2440 Bardstown Rd.	Louisville	KY	The Kroger Co.	9,600
46	205 Homer Rd.	Minden	LA	Safeway Stores, Inc.	35,000
47	7200 Cradle Rock Way	Columbia	MD	GFS Realty, Inc.	57,209
48	9580 Livingston Rd.	Oxon Hill	MD	GFS Realty, Inc. (Giant Food, Inc.)	107,337
49	2401 Wooton Pkwy.	Rockville	MD	GFS Realty, Inc. (Giant Food, Inc.)	51,682
50	35400 Cowan Rd.	Westland	MI	Sam’s Real Estate Business Trust	102,826
51	24th St. West & St. John’s Ave.	Billings	MT	Safeway Stores, Inc.	40,800
52	Little Rock Rd./Tuckaseegee Rd.	Charlotte	NC	Food Lion, Inc.	33,640
53	Brown Mill Rd./US 601	Concord	NC	Food Lion, Inc.	32,259
54	Gum Branch Rd.	Jacksonville	NC	Food Lion, Inc.	23,000
55	US 221 & Hospital Rd.	Jefferson	NC	Food Lion, Inc.	23,000
56	291 Talbet Blvd.	Lexington	NC	Food Lion, Inc.	23,000
57	Julian Ave./Clominger St.	Thomasville	NC	Food Lion, Inc.	21,000
58	10 South Ave.	Garwood	NJ	Pathmark Stores, Inc.	52,000
59	2910 Juan Tabo Blvd.	Albuquerque	NM	Safeway Stores, Inc.	35,000
60	900 South Canal St..	Carlsbad	NM	Furrs Cafeterias Operators LP	10,000
61	2404 West Main St.	Farmington	NM	CSK Auto (Albertsons Inc.)	3,030
62	2520 E. Bonanza Rd.	Las Vegas	NV	CSK Auto (Albertsons Inc.)	2,800
63	130 Midland Ave.	Portchester	NY	Pathmark Stores, Inc.	59,000
64	4831 Whipple Ave., N.W.	Canton	OH	Best Buy Co., Inc.	46,350
65	4733 Hills & Dales Rd.	Canton	OH	Scandinavian Health Spa, Inc. (Bally Total Fitness Corp.)	37,214
66	1606 North Bend Rd.	Cincinnati	OH	VACANT	25,628
67	2000 East Main St.	Columbus	OH	The Kroger Co.	34,019
68	1084 East Second St.	Franklin	OH	Marsh Supermarkets, Inc.	29,119
69	N.E.C. 45th St./Lee Blvd.	Lawton	OK	Safeway Stores, Inc.	30,757
70	11411 N. Kelly Ave.	Oklahoma City	OK	American Golf Corporation	13,924
71	6910 S. Memorial Hwy.	Tulsa	OK	Toys “R” Us, Inc.	43,123
72	12535 S.E. 82nd Ave.	Clackamas	OR	Toys “R” Us, Inc.	42,842

LEXINGTON REALTY TRUST
Consolidated Properties
3/31/07
	Property Location	City	State	Primary Tenant (Guarantor)	Property Net Rentable Sq.Ft.
73	1642 Williams Ave.	Grants Pass	OR	Safeway Stores, Inc.	33,770
74	2655 Shasta Way	Klamath Falls	OR	Fred Meyer, Inc.	178,204
75	150 N.E. 20th St.	Newport	OR	Fred Meyer, Inc.	118,179
76	559 North Main St.	Doylestown	PA	Citizens Bank of Pennsylvania	3,800
77	25 East Main St.	Lansdale	PA	Citizens Bank of Pennsylvania	3,800
78	1055 West Baltimore Pike	Lima	PA	Citizens Bank of Pennsylvania	3,800
79	4947 North BRd. St.	Philadelphia	PA	Citizens Bank of Pennsylvania	3,800
80	2001-03 BRd. St.	Philadelphia	PA	Citizens Bank of Pennsylvania	3,800
81	6201 North 5th St.	Philadelphia	PA	Citizens Bank of Pennsylvania	3,800
82	7323-29 Frankford Ave.	Philadelphia	PA	Citizens Bank of Pennsylvania	3,800
83	15 South 52nd St.	Philadelphia	PA	Citizens Bank of Pennsylvania	3,800
84	10650 Bustleton Ave.	Philadelphia	PA	Citizens Bank of Pennsylvania	3,800
85	1025 West Lehigh Ave.	Philadelphia	PA	Citizens Bank of Pennsylvania	3,800
86	2014 Cottman Ave.	Philadelphia	PA	Citizens Bank of Pennsylvania	3,800
87	4160 Monument Rd.	Philadelphia	PA	Pathmark Stores, Inc.	50,000
88	15 Newton – Richboro Rd.	Richboro	PA	Citizens Bank of Pennsylvania	3,800
89	363 West Lancaster Ave.	Wayne, PA	PA	Citizens Bank of Pennsylvania	3,800
90	399 Peach Wood Centre Dr.	Spartanburg	SC	Best Buy Co., Inc.	45,800
91	S. Carlina 52/52 Bypass	Moncks Corner	SC	Food Lion, Inc.	23,000
92	1600 East 23rd St.	Chattanooga	TN	The Kroger Co.	42,130
93	1053 Mineral Springs Raod	Paris	TN	The Kroger Co.	31,170
94	3040 Josey Lane	Carrollton	TX	Ong’s Family Inc.	61,000
95	4121 South Port Ave.	Corpus Christi	TX	Furrs Cafeterias Operators LP	10,000
96	1610 South Westmoreland Ave.	Dallas	TX	Malone’s Food Stores	68,024
97	8960 Dyer St.	El Paso	TX	CSK Auto (Albertsons Inc.)	2,625
98	6100 Alameda Ave.	El Paso	TX	CSK Auto (Albertsons Inc.)	2,800
99	119 North Balboa Rd.	El Paso	TX	Furrs Cafeterias Operators LP	10,000
100	3451 Alta Mesa Blvd.	Fort Worth	TX	Safeway Stores, Inc.	44,000
101	101 West Buckingham Rd.	Garland	TX	Safeway Stores, Inc.	40,000
102	1415 Hwy. 377 East	Granbury	TX	Safeway Stores, Inc.	35,000
103	2500 E. Carrier Pkwy.	Grand Prairie	TX	Safeway Stores, Inc.	49,349
104	4811 Wesley St.	Greenville	TX	Safeway Stores, Inc.	48,427
105	120 South Waco St.	Hillsboro	TX	Safeway Stores, Inc.	35,000
106	13133 Steubner Ave	Houston	TX	The Kroger Co.	52,200
107	3322 82nd St.	Lubbock	TX	CSK Auto (Albertsons Inc.)	2,550
108	5402 4th St.	Lubbock	TX	VACANT	53,820
109	901 West Expressway	McAllen	TX	Furrs Cafeterias Operators LP	10,000

LEXINGTON REALTY TRUST
Consolidated Properties
3/31/07
	Property Location	City	State	Primary Tenant (Guarantor)	Property Net Rentable Sq.Ft.
110	25500 State Hwy 249	Tomball	TX	Parkway Chevrolet, Inc.	77,076
111	402 East Crestwood Dr.	Victoria	TX	Furrs Cafeterias Operators LP	10,000
112	9400 South 755 East	Sandy	UT	VACANT	41,612
113	3211 W. Beverly St.	Staunton	VA	Food Lion, Inc.	23,000
114	9803 Edmonds Way	Edmonds	WA	VACANT	35,459
115	224th St. & Meridan	Graham	WA	Safeway Stores, Inc.	44,718
116	18601 Alderwood Mall Blvd.	Lynwood	WA	Toys “R” Us, Inc.	43,105
117	Meridan & 65th	Milton	WA	Safeway Stores, Inc.	44,718
118	1700 State Route 160	Port Orchard	WA	Jubilee Fun	27,968
119	228th Ave., N.E.	Redmond	WA	Safeway Stores, Inc.	44,718
120	4512 N Market	Spokane	WA	Safeway Stores, Inc	38,905
121	3711 Gateway Dr.	Eau Claire	WI	Kohl’s Dept. Stores, Inc.	76,164
122	3621 E Lincoln Way	Cheyenne	WY	VACANT	31,420
123	849 Front St.	Evanston	WY	Bank of the West	7,206
123	Consolidated Retail / Other Properties Total				5,277,498

304	Consolidated Portfolio Total				43,308,409

LEXINGTON REALTY TRUST
Joint Venture Property Holdings
3/31/2007
	LXP Ownership	Property Location	City	State	Primary Tenant (Guarantor)	Property Net Rentable Sq. Ft.
		JOINT VENTURE OFFICE PROPERTIES
1	30.51%	Route 64 West & Junction 333	Russellville	AR	Entergy Gulf States	191,950
2	25.00%	275 South Valencia Ave.	Los Angeles	CA	Bank of America NT & SA	637,503
3	30.00%	350 Rhode Island St.	San Francisco	CA	California Culinary Academy, LLC (Career Education Corp.)	125,344
4	30.00%	100 Wood Hollow Dr.	Novato	CA	Greenpoint Mortgage Funding, Inc.	124,600
5	30.00%	10940 White Rock Rd. / 10929 Disk Dr.	Rancho Cordova	CA	Progressive Casualty Insurance Company	158,582
6	30.00%	27027 Tourney Rd.	Santa Clarita	CA	Specialty Laboratories, Inc.	187,262
7	33.33%	1110 Bayfield Dr.	Colorado Springs	CO	Honeywell International, Inc.	166,575
8	30.00%	9201 East Dry Creek Rd.	Centennial	CO	The Shaw Group, Inc.	128,500
9	33.33%	600 Business Center Dr.	Lake Mary	FL	First USA Management Services, Inc.	125,155
10	33.33%	550 Business Center Dr.	Lake Mary	FL	First USA Management Services, Inc.	125,920
11	25.00%	2500 Patrick Henry Pkwy	McDonough	GA	Georgia Power Company	111,911
12	25.00%	3265 East Goldstone Dr.	Meridian	ID	Voicestream PCS II Corporation (T-Mobile USA, Inc.)	77,484
13	30.00%	101 East Erie Building	Chicago	IL	Foote, Cone & Belding (Interpublic Group of Companies, Inc.)	224,565
14	25.11%	101 East Washington Blvd.	Fort Wayne	IN	American Electric Power	348,452
15	33.33%	10300 Kincaid Dr.	Fishers	IN	Bank One Indiana, N.A.	193,000
16	25.00%	5200 Metcalf Ave.	Overland Park	KS	GE Insurance Solutions (Employers Reinsurance Corporation)	320,198
17	25.00%	9601 Renner Blvd.	Lenexa	KS	Voicestream PCS II Corporation (T-Mobile USA, Inc.)	77,484
18	30.00%	4455 American Way	Baton Rouge	LA	Bell South Mobility, Inc.	70,100
19	25.00%	First Park Dr.	Oakland	ME	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610
20	33.33%	3701 Corporate Dr.	Farmington Hills	MI	Motorola, Inc.	119,829
21	25.00%	9201 Stateline	Kansas City	MO	GE Insurance Solutions (Employers Reinsurance Corporation)	166,641
22	30.00%	200 Lucent Ln.	Cary	NC	Lucent Technologies, Inc.	124,944
23	25.00%	3601 Converse Dr.	Wilmington	NC	Verizon Wireless	160,500
24	33.33%	389-399 Interpace Hwy. Morris Corporate Center IV	Parsippany	NJ	Aventis Pharmaceuticals, Inc (Pharma Holdings GmbH)	340,240
25	33.33%	2000 Eastman Dr.	Milford	OH	Structural Dynamic Research Corp.	212,836
26	40.00%	3201 Quail Springs Pkwy.	Oklahoma City	OK	AT& T Wireless Services, Inc.	128,500
27	30.00%	275 Technology Dr.	Canonsburg	PA	ANSYS, Inc.	107,872
28	30.00%	70 Valley Stream Parkway	Malvern	PA	IKON Office Solutions, Inc.	106,855
29	30.00%	1475 Dunwoody Dr.	West Chester	PA	ING USA Annuity and Life Insurance Company	125,000
30	40.00%	17 Technology Cir.	Columbia	SC	Blue Cross Blue Shield of South Carolina Inc.	456,304
31	30.00%	2050 Roanoke Rd.	Westlake	TX	Chrysler Financial Company LLC	130,290
32	30.00%	11511 Luna Rd.	Farmers Branch	TX	Haggar Clothing Company	180,507

LEXINGTON REALTY TRUST
Joint Venture Property Holdings
3/31/2007
	LXP Ownership	Property Location	City	State	Primary Tenant (Guarantor)	Property Net Rentable Sq. Ft.
33	25.00%	4001 International Pkwy.	Carrollton	TX	Motel 6 Operating L.P. (Accor S.A.)	138,443
34	30.00%	8900 Freeport Pkwy	Irving	TX	Nissan Motor Acceptance Corporation/ (Nissan North America, Inc.)	268,445
35	25.00%	1401 & 1501 Nolan Ryan Parkway	Arlington	TX	Siemens Dematic Postal Automation, L.P.	236,547
36	33.33%	6555 Sierra Dr.	Irving	TX	True North Communications Inc.	247,254
37	33.33%	15375 Memorial Dr.	Houston	TX	Vastar Resources, Inc	327,325
38	30.00%	10300 Town Park Dr.	Houston	TX	Veritas DGC, Inc.	218,641
39	30.00%	3711 San Gabriel	Mission	TX	Voice Stream PCS II Corporation (T-Mobile USA, Inc.)	75,016
40	30.00%	110, 120 & 130 E. Shore Dr.	Glen Allen	VA	Capital One Services, Inc.	225,220
41	30.00%	13775 McLearen Rd.	Herndon	VA	Equant N.V.	125,293
42	25.00%	5150 220th Ave.	Issaquah	WA	Spacelabs Medical, Inc (OSI Systems, Inc.)	106,944
43	25.00%	22011 SE 51st St.	Issaquah	WA	Spacelabs Medical, Inc (OSI Systems, Inc.)	95,600
43		Joint Venture Office Properties Total				7,898,241

		JOINT VENTURE INDUSTRIAL PROPERTIES
1	30.00%	3245 Meridian Parkway	Weston	FL	Circuit City Stores, Inc.	230,600
2	30.00%	3225 Meridian Parkway	Weston	FL	Hagemeyer Foods, Inc.	201,845
3	30.00%	3600 Army Post Rd.	Des Moines	IA	EDS Information Services LLC (Electronic Data Systems Corporation)	405,000
4	30.00%	2400 West Haven Ave.	New Lenox	IL	Michaels Stores Procurement Company, Inc. (Michaels Stores, Inc.)	693,185
5	33.33%	7111 Crabb Rd.	Temperance	MI	TNT Logistics North America, Inc. (TPG N.V.)	752,000
6	30.00%	43955 Plymouth Oaks Blvd.	Plymouth	MI	Tower Automotive Products Company (Tower Automotive, Inc.)	290,133
7	33.33%	121 Technology Dr.	Durham	NH	Heidelberg Web Systems, Inc.	500,500
8	30.00%	1109 Commerce Blvd.	Logan Township	NJ	Linens-n-Things, Inc.	262,644
9	30.00%	736 Addison Rd.	Erwin	NY	Corning, Inc.	408,000
10	25.00%	10345 Philipp Parkway	Streetsboro	OH	L’Oreal USA, Inc.	649,250
11	33.33%	101 Michelin Dr.	Laurens	SC	TNT Logistics North America, Inc. (TPG N.V.)	1,164,000
12	30.00%	6050 Dana Way	Antioch	TN	W.M Wright Company	647,400
					VACANT	30,000
13	33.33%	291 Park Center Dr.	Winchester	VA	Kraft Foods North America, Inc.	344,700
13		Joint Venture Industrial Properties Total				6,579,257

LEXINGTON REALTY TRUST
Joint Venture Property Holdings
3/31/2007
	LXP Ownership	Property Location	City	State	Primary Tenant (Guarantor)	Property Net Rentable Sq. Ft.
		JOINT VENTURE RETAIL/OTHER PROPERTIES
1	30.00%	12080 Carmel Mountain Rd.	San Diego	CA	Kmart Corporation	107,210
2	30.00%	255 Northgate Dr.	Manteca	CA	Kmart Corporation	107,489
3	30.00%	1150 West Carl Sandburg Dr.	Galesburg	IL	Kmart Corporation	94,970
4	30.00%	21082 Pioneer Plaza Dr.	Watertown	NY	Kmart Corporation	120,727
5	30.00%	5350 Leavitt Rd.	Lorain	OH	Kmart Corporation	193,193
6	23.98%	1321 Commerce St.	Dallas	TX	Adolphus Associates (Met Life)	498,122
7	30.00%	97 Seneca Trail	Fairlea	WV	Kmart Corporation	90,933
7		Joint Venture Retail / Other Properties Total				1,212,644

63		Joint Venture Portfolio Total				15,690,142

Lexington Realty Trust
Lease Rollover Schedule by Property Type - Cash Basis
3/31/2007

	Office			Industrial			Retail
	Square	Cash Rental	Rent	Square	Cash Rental	Rent	Square	Cash Rental	Rent
Year	Feet	Revenue*	PSF	Feet	Revenue*	PSF	Feet	Revenue*	PSF

2007	562,694	$ 13,356	$ 24.43	2,597,072	$ 13,329	$ 5.44	40,000	$ 682	$ 17.05
2008	2,525,852	$ 34,272	$ 20.63	1,463,579	$ 146	$ 7.61	501,559	$ 6,777	$ 13.84
2009	2,858,244	$ 50,037	$ 21.65	883,966	$ 2,085	$ 3.34	1,213,603	$ 9,493	$ 15.36
2010	2,300,355	$ 19,809	$ 13.51	1,885,413	$ 5,773	$ 3.06	90,800	$ 590	$ 6.50
2011	1,608,948	$ 15,815	$ 15.32	1,251,535	$ 536	$ 4.67	511,164	$ 4,081	$ 7.98
2012	1,963,179	$ 19,396	$ 12.69	4,707,134	$ 11,007	$ 4.15	738,425	$ 5,272	$ 7.16
2013	1,957,103	$ 23,878	$ 15.53	202,086	$ 3,982	$ 19.70	154,600	$ 1,419	$ 9.18
2014	2,716,818	$ 34,844	$ 16.51	1,055,160	$ 3,927	$ 3.72	267,337	$ 496	$ 1.85
2015	2,274,294	$ 21,072	$ 14.00	1,372,370	$ 7,514	$ 5.53	76,164	$ 469	$ 6.15
2016	1,198,136	$ 10,162	$ 16.78	1,655,158	$ 6,180	$ 4.20	225,919	$ 1,600	$ 7.08
2017	232,534	$ 2,420	$ 13.57	1,788,022	$ 6,497	$ 4.04	119,706	$ 473	$ 3.95
2018	740,924	$ 5,955	$ 12.34	744,800	$ 1,347	$ 1.81	1,943,876	$ 4,668	$ 3.85
2019	1,680,720	$ 19,366	$ 15.13	1,412,025	$ 4,121	$ 4.41	-	$ -	$ -
2020	344,659	$ 5,214	$ 18.53	666,037	$ 4,892	$ 7.51	-	$ -	$ -
2021	420,926	$ 8,324	$ 19.78	1,928,504	$ 7,607	$ 4.31	61,000	$ 361	$ 5.92
2022	-	$ -	$ -	-	$ -	$ -	-	$ -	$ -
2023	-	$ -	$ -	-	$ -	$ -	-	$ -	$ -
2024	187,262	$ 1,069	$ 19.02	693,185	$ 568	$ 2.73	-	$ -	$ -
2025	146,800	$ 2,088	$ 15.63	2,140,254	$ 9,802	$ 3.20	-	$ -	$ -
2026	-	$ -	$ -	1,146,500	$ 2,895	$ 3.27	77,076	$ 1,624	$ 23.16
2027	-	$ -	$ -	-	$ -	$ -	-	$ -	$ -
2028	-	$ -	$ -	-	$ -	$ -	-	$ -	$ -

Weighted Average			$ 16.66			$ 4.40			$ 8.35

Revenue in $000s
* Includes proportionate share of joint venture investments

LEXINGTON REALTY TRUST
Lease Rollover Schedule – GAAP Basis
3/31/2007
($000s)
Lease Expiration Year	Number of Leases Expiring	Annualized Base Rent
		Total $ (1)	% of Total
2007	35	$ 28,551	6.4%
2008	72	$ 61,633	13.9%
2009	67	$ 60,908	13.7%
2010	33	$ 27,597	6.2%
2011	31	$ 22,898	5.2%
2012	43	$ 34,192	7.7%
2013	28	$ 35,527	8.0%
2014	27	$ 36,213	8.2%
2015	23	$ 31,042	7.0%
2016	20	$ 17,062	3.8%
2017	9	$ 7,370	1.7%
2018	14	$ 14,856	3.4%
2019	18	$ 22,793	5.1%
2020	7	$ 9,627	2.2%
2021	10	$ 15,867	3.6%
2022	0	$ -	-
2023	0	$ -	-
2024	2	$ 1,679	0.4%
2025	8	$ 12,096	2.7%
2026	2	$ 3,580	0.8%
Total	449	$ 443,491	100.0%

Lease Expiration Year	Lease Estimated Amortization
	Below Market	Above Market	Net
2007 - remaining	$ 13,077	$ (27,276)	$ (14,199)
2008	$ 15,651	$ (29,922)	$ (14,271)
2009	$ 15,548	$ (10,868)	$ 4,680
2010	$ 14,831	$ (706)	$ 14,125
2011	$ 14,590	$ (706)	$ 13,884

(1) Includes proportionate share of joint venture investments.

LEXINGTON REALTY TRUST
Motgages and Notes Payable
3/31/2007
($000s)
Property	Footnotes	Debt Balance	Interest Rate	Maturity	Current Est. Annual Debt Service (d)	Balloon Payment
Warren, Ohio	(a) (b)	$ 5,851	7.000%	Oct-07	$ 6,160	$ -
Bristol, PA		9,359	7.400%	Feb-08	831	9,262
Garwood, NJ		186	5.000%	May-08	100	-
Decatur, GA		6,229	6.720%	Jun-08	579	6,049
Palm Beach Gardens, FL		10,704	7.010%	Jun-08	970	10,418
Canton, OH		3,062	7.150%	Aug-08	313	2,936
Spartanburg, SC		2,543	7.150%	Aug-08	260	2,438
Irvine, CA		7,884	9.339%	Sep-08	5,653	-
New Orleans, LA		5,802	6.930%	Sep-08	4,084	-
New Orleans, LA		4,612	6.930%	Sep-08	3,246	-
Owensboro, KY		6,104	7.940%	Dec-08	3,361	-
Clinton, CT		943	7.940%	Dec-08	519	-
Columbia, MD		1,097	8.625%	Dec-08	297	719
Long Beach, CA		7,753	6.160%	Jan-09	4,180	-
Long Beach, CA		20,913	6.250%	Jan-09	11,286	-
Canton, OH		677	9.490%	Feb-09	388	-
Florence, SC		8,827	7.500%	Feb-09	869	8,443
Baton Rouge, LA		1,648	7.375%	Mar-09	208	1,478
Bristol, PA		5,570	7.250%	Apr-09	571	5,228
Livonia, MI		10,572	7.800%	Apr-09	992	10,236
Henderson, NC		4,090	7.390%	May-09	417	3,854
Westland, MI		1,496	10.500%	Sep-09	683	-
Salt Lake City, UT		6,548	7.610%	Oct-09	2,901	-
High Point, NC		8,317	5.750%	Oct-09	695	7,741
Pleasanton, CA		4,589	10.250%	Dec-09	727	3,808
San Francisco, CA		23,102	3.893%	Dec-09	1,750	20,000
Richmond, VA		15,898	8.100%	Feb-10	1,511	15,257
Hampton, VA		4,323	8.260%	Apr-10	415	4,144
Hampton, VA		7,049	8.270%	Apr-10	677	6,758
Tampa, FL		5,801	6.880%	Aug-10	485	5,495
Tampa, FL		8,023	6.930%	Aug-10	674	7,603
Herndon, VA		18,200	8.180%	Dec-10	1,723	17,301
Tucson, AZ		2,293	7.500%	Jan-11	226	2,076
Valley Forge, PA		12,225	7.120%	Feb-11	1,166	10,927
NK Marc CAA		3,440	6.500%	Mar-11	286	3,178
Glendale, AZ		14,228	7.400%	Apr-11	1,258	13,365
Renswoude, NA		36,056	5.305%	Apr-11	2,638	33,028
Dallas, TX		30,582	5.126%	May-11	1,594	30,582
Wallingford, CT		3,408	4.926%	May-11	221	3,187
Auburn Hills, MI		6,717	7.010%	Jun-11	637	5,918
Plymouth, MI		4,486	7.960%	Jul-11	421	4,171
Newport, OR		6,610	5.030%	Aug-11	470	5,980
New Kingston, PA		6,882	7.790%	Jan-12	678	6,101
Mechanicsburg, PA		5,080	7.780%	Jan-12	500	4,503
New Kingston, PA		3,279	7.780%	Jan-12	323	2,906
Greenville, SC		13,119	4.415%	Jan-12	841	11,806
Lake Forest, CA		10,451	7.260%	Feb-12	901	9,708
Memphis, TN		17,610	5.247%	May-12	1,181	16,222
Lakewood, CO		8,585	5.097%	May-12	566	7,890
Groveport, OH		7,525	6.030%	Oct-12	563	6,860
San Antonio, TX		29,025	6.080%	Oct-12	2,260	26,025
Foxboro, MA	(b)	14,182	6.000%	Jan-13	2,817	-

Property	Footnotes	Debt Balance	Interest Rate	Maturity	Current Est. Annual Debt Service (d)	Balloon Payment
Fort Mill, SC		11,029	6.000%	Jan-13	839	9,904
Waterloo,IA		5,814	5.610%	Feb-13	672	3,505
Indianapolis, IN		9,519	5.168%	May-13	633	8,580
Fort Meyers, FL		8,912	5.268%	May-13	477	8,550
Houston, TX		17,444	5.218%	May-13	1,166	15,737
Atlanta, GA		44,690	5.268%	May-13	3,004	40,356
Chelmsford, MA		6,928	5.118%	May-13	458	6,231
Southington, CT		13,604	5.018%	May-13	890	12,228
Tempe, AZ		13,479	5.148%	May-13	894	12,144
Knoxville, TN		5,073	5.950%	Sep-13	381	4,496
Lancaster, CA		10,084	7.020%	Sep-13	900	8,637
Lancaster, CA		8,518	5.920%	Sep-13	642	7,518
Phoenix, AZ		19,061	6.270%	Sep-13	1,527	16,490
Foxboro, MA	(b)	18,536	6.000%	Jan-14	3,270	-
Moody, AL		7,333	4.978%	Jan-14	493	6,350
Mechanicsburg, PA		13,053	5.730%	Mar-14	1,045	10,538
Redmond, OR		9,713	5.616%	Apr-14	697	8,484
Clive, IA		5,846	5.139%	May-14	387	5,151
Fort Mill, SC		20,300	5.373%	May-14	1,217	18,311
Eau Claire, WI		1,719	8.000%	Jul-14	313	-
Philadelphia, PA		49,000	5.060%	Jul-14	2,959	43,547
Carrollton, TX		14,085	5.530%	Jan-15	993	12,022
Franklin, NC		1,567	8.500%	Mar-15	271	-
Richmond, VA		10,481	5.310%	May-15	708	9,055
Harrisburg, PA		9,065	5.110%	May-15	599	7,780
Fishers, IN		13,019	5.160%	May-15	865	11,188
Houston, TX		13,092	5.210%	May-15	874	11,265
Atlanta, GA		11,325	5.260%	May-15	606	10,502
San Antonio, TX		12,915	5.340%	May-15	875	11,149
Houston, TX		16,767	5.160%	May-15	1,114	14,408
Los Angeles, CA		11,356	5.110%	May-15	750	9,760
Kalamazoo, MI		17,418	5.411%	May-15	1,189	15,087
Knoxville, TN		7,706	5.310%	May-15	520	6,658
Jacksonville, FL	(a)	5,738	5.110%	May-15	379	4,927
Tulsa, OK		7,591	5.060%	May-15	499	6,517
Rockaway, NJ		14,900	5.292%	May-15	799	14,900
Elizabethtown, KY		16,204	4.990%	Jul-15	1,068	13,730
Elizabethtown, KY		3,054	4.990%	Jul-15	201	2,587
Hopkinsville, KY		9,490	4.990%	Jul-15	626	8,041
Owensboro, KY		6,859	4.990%	Jul-15	452	5,811
Dry Ridge, KY		7,676	4.990%	Jul-15	506	6,504
Southborough, MA		1,723	7.500%	Sep-15	275	-
Houston, TX	(b)	25,608	6.250%	Sep-15	3,967	6,985
Sugarland, TX	(b)	16,372	6.250%	Sep-15	2,608	6,286
Houston, TX	(b)	7,218	6.250%	Sep-15	1,057	2,222
Houston, TX	(b)	62,342	6.250%	Sep-15	9,087	18,318
Temple, TX		8,849	6.090%	Jan-16	668	7,446
Danville, IL		6,261	9.000%	Jan-16	692	4,578
Bridgewater, NJ		14,805	5.732%	Mar-16	860	13,824
Bremerton, WA		6,541	6.090%	Apr-16	494	5,465
Omaha, NE		8,888	5.610%	Apr-16	621	7,560
Tempe, AZ		8,395	5.610%	Apr-16	586	7,140

LEXINGTON REALTY TRUST
Motgages and Notes Payable
3/31/2007
($000s)
Property	Footnotes	Debt Balance	Interest Rate	Maturity	Current Est. Annual Debt Service (d)	Balloon Payment
Lisle, IL		10,450	6.500%	Jun-16	688	9,325
Rockford, IL		6,900	6.210%	Aug-16	434	6,153
Statesville, NC		14,100	6.210%	Aug-16	888	12,574
Rochester, NY		18,800	6.210%	Aug-16	1,184	16,765
Glenwillow, OH		17,000	6.130%	Sep-16	1,057	15,132
Plymouth, IN		6,633	6.315%	Sep-16	497	5,723
Tomball, TX		9,380	6.063%	Nov-16	683	8,023
El Segundo, CA		54,824	5.675%	Dec-16	3,820	45,723
Memphis, TN		3,951	5.710%	Jan-17	229	3,484
Dubuque, IA		10,707	5.402%	Jun-17	733	8,725
McDonough, GA		23,000	6.110%	Nov-17	1,425	21,651
Westmont, IL		15,137	6.210%	Mar-18	1,292	9,662
Houston, TX		7,500	6.507%	Nov-19	496	6,692
Boca Raton, FL		20,400	6.470%	Feb-20	1,342	18,383
Houston, TX		9,846	5.640%	Dec-20	692	7,018
Livonia, GA		9,847	5.460%	Dec-20	741	5,895
Wall Township, NJ	(b)	29,514	6.250%	Jan-21	2,130	-
Hilliard,OH		28,960	5.907%	Feb-21	1,739	27,483
Whippany, NJ		16,830	6.298%	Nov-21	1,344	10,400
Dillon, SC		23,268	5.974%	Feb-22	1,832	13,269
El Segundo, CA		13,577	4.860%	Jan-24	54	11,417
El Segundo, CA		16,594	4.860%	Jan-24	66	13,955
Chester, SC		13,339	5.380%	Aug-25	1,144	362
Charleston, SC		7,350	5.850%	Feb-21	437	6,632
Orlando, FL		9,975	5.722%	Feb-17	580	9,309
		1,538,402	5.954%		160,272	1,155,828

Property - Variable Rate
		-	-		-	-

Corporate
Credit Facility	(c)	-	-	Jun-08	-	-
Trust Preferred Notes		200,000	6.804%	Apr-37	13,608	200,000
Exchangeable Notes	(e)	450,000	5.450%	Jan-27	24,525	450,000

Total		$2,188,402	5.928%		$198,405	$1,805,828

(a) Included in discontinued operations.
(b) Debt balances based upon imputed interest rates.
(c) Floating rate debt 30/60/90 day LIBOR plus 120 to 170 bps.
(d) Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e) Holders have the right to put notes to the Company commencing 2012 and every five years thereafter.

LEXINGTON REALTY TRUST
Mortgages Payable- Joint Venture Properties
3/31/2007
($000s)

						Current
			LXP			Estimated
			Proportionate	Interest		Annual Debt	Balloon
Joint Venture Property	Footnotes	Debt Balance	Share	Rate	Maturity	Service	Payment
Russellville, AR		$ 1,281	$ 391	6.850%	May-08	$ 913	$ -
Dallas, TX		21,800	5,228	6.680%	Jun-09	9,614	-
Santa Clarita, CA		28,200	8,460	4.750%	Oct-09	1,340	28,200
Columbia, SC		23,451	9,380	7.850%	Oct-09	2,196	22,586
Houston, TX		19,705	6,568	7.580%	Oct-09	2,032	18,229
Fishers, IN		14,092	4,697	8.190%	Apr-10	1,499	12,960
Lorain, OH	(4)	2,709	813	6.000%	Jul-10	873	-
Manteca, CA	(4)	1,913	574	6.000%	Jul-10	617	-
Watertown, NY	(4)	1,799	540	6.000%	Jul-10	580	-
Fairlea, WV	(4)	1,264	379	6.000%	Jul-10	407	-
San Diego, CA	(4)	1,219	366	6.000%	Jul-10	393	-
Galesburg, IL	(4)	1,074	322	6.000%	Jul-10	346	-
Irving, TX		25,657	8,552	8.160%	Oct-10	2,432	24,454
Lake Mary, FL		12,760	4,253	7.880%	Oct-10	1,181	12,118
Lake Mary, FL		12,722	4,241	7.880%	Oct-10	1,178	12,082
Parsippany, NJ		39,434	13,144	7.350%	Mar-11	3,472	37,047
Novato, CA		21,839	6,552	5.750%	Jul-11	1,600	20,307
Winchester, VA		10,380	3,460	7.330%	Aug-11	908	9,675
Milford, OH		15,765	5,255	8.170%	Feb-12	1,817	12,686
Des Moines, IA		22,761	6,828	5.147%	May-12	1,188	22,153
Fort Worth, TX		19,399	5,820	5.097%	May-12	1,280	17,823
Raleigh, NC		12,900	3,870	4.947%	May-12	649	12,543
Farmington Hills, MI		20,145	6,715	5.420%	Sep-12	1,500	17,724
Laurens, SC		16,513	5,504	6.000%	Sep-12	1,396	14,022
Temperance, MI		11,070	3,690	6.000%	Sep-12	936	9,400
Baton Rouge, LA		6,659	1,998	4.900%	Oct-12	443	5,943
Plymouth, MI		11,945	3,584	6.220%	Dec-12	1,026	10,026
Colorado Springs, CO		11,386	3,795	6.250%	Dec-12	887	10,272
Centennial, CO		15,235	4,571	6.150%	Feb-13	1,177	13,555
Los Angeles, CA		80,182	20,045	5.330%	May-13	5,270	73,071
Dallas, TX		40,420	12,126	5.218%	May-13	2,702	36,453
Malvern, PA		12,814	3,844	5.530%	Jan-14	916	11,236
Arlington, TX		21,136	5,284	5.810%	Feb-14	1,551	18,588
New Lenox, IL		17,400	5,220	5.510%	Feb-14	975	17,400
Logan Township, NJ		7,690	2,307	4.760%	Apr-14	473	6,784
Rancho Cordova, CA	(4)	18,103	5,431	6.000%	Sep-14	1,457	14,646
Weston, FL		10,518	3,155	5.420%	Nov-14	733	9,066
Issaquah, WA		32,800	8,200	5.001%	Dec-14	1,668	30,388
Canonsburg, PA		9,095	2,729	5.377%	Dec-14	489	9,095
Chicago, IL		29,900	8,970	5.105%	Jan-15	1,552	29,900
Herndon, VA		12,031	3,609	5.920%	Apr-15	888	10,359
Richmond, VA		19,800	5,940	5.110%	May-15	1,029	18,321
Oklahoma City, OK		14,749	5,900	5.240%	May-15	784	13,673
McDonough, GA		12,675	3,169	5.212%	Jun-15	672	11,349
Mission, TX		6,320	1,896	5.780%	Jun-15	462	5,371
Carrollton, TX		20,800	5,200	5.274%	Jul-15	1,115	18,677
Houston, TX		23,910	7,172	5.410%	Oct-15	1,315	21,846
Dallas, TX		18,363	5,509	6.100%	Jul-16	1,139	18,363
Fort Wayne, IN		21,057	5,288	9.375%	Oct-16	3,344	-
Fort Wayne, IN		13,495	3,389	10.625%	Nov-16	2,239	-

LEXINGTON REALTY TRUST
Mortgages Payable- Joint Venture Properties
3/31/2007
($000s)
						Current
			LXP			Estimated
			Proportionate	Interest		Annual Debt	Balloon
Joint Venture Property	Footnotes	Debt Balance	Share	Rate	Maturity	Service	Payment
Wilmington, NC		13,000	3,250	5.190%	Mar-17	686	11,580
Weston, FL		7,268	2,180	5.520%	Nov-17	512	5,758
Lorain, OH	(4)	1,450	435	6.000%	Jul-18	108	-
Manteca, CA	(4)	1,024	307	6.000%	Jul-18	77	-
Watertown, NY	(4)	963	289	6.000%	Jul-18	72	-
Fairlea, WV	(4)	676	203	6.000%	Jul-18	51	-
San Diego, CA	(4)	653	196	6.000%	Jul-18	49	-
Galesburg, IL	(4)	575	173	6.000%	Jul-18	43	-
Erwin, NY		9,416	2,825	5.910%	Oct-18	728	6,624
Dallas, TX		12,512	3,000	15.000%	Dec-18	1,877	-
Overland Park, KS		37,620	9,405	5.830%	May-19	2,230	31,819
Kansas City, MO		17,950	4,488	5.830%	May-19	1,064	15,182
West Chester, PA		10,020	3,006	6.750%	Jul-19	1,204	-
Meridian, ID		10,125	2,531	6.010%	Aug-19	753	7,658
Streetsboro, OH		20,200	5,050	5.285%	Sep-19	1,085	16,338
San Fransisco, CA		22,080	6,624	5.580%	Nov-19	1,253	18,002
Lenexa, KS		10,194	2,549	6.270%	Dec-19	774	7,755
Oakland, ME		10,314	2,579	5.930%	Oct-20	750	7,660
Durham, NH		19,182	6,394	6.730%	Mar-21	1,309	-
Antioch, TN		13,731	4,119	7.940%	Oct-21	1,580	774
Subtotal/Wtg. Avg. Proportionate Share		1,067,288	313,536	6.226%		90,858	847,541

Corporate
Warehouse facility	(1)	57,813	28,906	5.640%	Jun-07	3,261	57,813
Warehouse facility	(2)	139,118	69,559	6.057%	Mar-08	8,426	139,118
CDO	(3)	376,650	188,325	5.825%	Dec-46	21,940	376,650
Total/Wtg. Avg. Proportionate Share		$ 600,326	$ 600,326	6.053%		$ 124,485	$ 1,421,122

(1) Represents amount outstanding on $200.0 million repurchase agreement, variable rate.
(2) Represents amount outstanding on $300.0 million repurchase agreement, variable rate.
(3) Collateralized debt obligation of investment grade-rated debt secured directly or indirectly by real estate assets, variable rate.
(4) Based on imputed interest rate.

Lexington Realty Trust
Mortgage Maturity Schedule
3/31/2007
($000)

Consolidated Properties
Year	Scheduled Amortization	Balloon Payments		Balloon Weighted Average Interest Rate%
2007 - remaining	$ 42,613	$ -		-
2008	62,922	31,822		7.13%
2009	43,607	60,788		6.28%
2010	33,824	56,558		7.88%
2011	34,107	112,410		5.92%
	$ 217,073	$ 261,578		6.57%

Joint Venture Properties - LXP Proprotionate Share
Year	Scheduled Amortization	Balloon Payments		Balloon Weighted Average Interest Rate %
2007- remaining	$ 5,799	$ 28,906	(1)	5.64%
2008	7,177	69,559	(1)	6.06%
2009	6,906	23,570		6.67%
2010	5,804	20,538		8.06%
2011	5,042	21,666		6.90%
	$ 30,728	$ 164,239		6.43%

(1) Includes joint venture warehouse facilities.

Lexington Realty Trust
Revenue by Tenant Industry
3/31/2007
Tenant Industry	% Base Rent for the 3 months ended 3/31/07 (1)
Finance/Insurance	14.9%
Energy	11.4%
Aerospace/Defense	9.1%
Food	7.8%
Technology	7.7%
Automotive	7.5%
Transportation/Logistics	5.3%
Consumer Products	5.0%
Retail-Department/ Discount Store	4.8%
Healthcare	4.3%
Media/Advertising	4.0%
Service	3.9%
Telecommunications	3.3%
Retail-Specialty	3.1%
Construction Materials	2.2%
Printing/Production	2.1%
Retail-Electronics	1.0%
Apparel	0.9%
Real Estate/Other	0.8%
Security	0.6%
Health/Fitness	0.2%
Paper/Containers & Packaging	0.1%
100.0%

(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

Lexington Realty Trust
Revenue by Metropolitan Statistical Area
	Metropolitan Statistical Area	% of Base Rent for the 3 Months Ended 3/31/07
1	Los Angeles-Riverside-Orange County-CA	10.3%
2	Houston-Galveston-Brazoria-TX	6.4%
3	Dallas-Fort Worth-TX	5.1%
4	New York-Northern New Jersey-Long Island	4.3%
5	Washington-Baltimore	4.1%
6	Philadelphia-Wilmington-Atlantic City	3.7%
7	San Francisco-Oakland-San Jose-CA	3.3%
8	Memphis-TN	3.3%
9	Atlanta-GA	3.1%
10	Phoenix-Mesa-AZ	2.2%
11	Orlando-FL	2.2%
12	Youngstown-Warren-OH	2.1%
13	Boston-Worcester-Lawrence-MA	2.0%
14	Beaumont-Port Arthur, TX	1.8%
15	Detroit-Ann Arbor-Flint-MI	1.8%
16	Columbus-OH	1.7%
17	Charlotte-Gastonia-Rock Hill-NC-SC	1.6%
18	Salt Lake City-Ogden-UT	1.5%
19	Chicago-Gary-Kenosha-IL	1.5%
20	Harrisburg-Lebanon-Carlisle-PA	1.4%
21	Richmond-Petersburg-VA	1.3%
22	Indianapolis-IN	1.3%
23	San Antonio-TX	1.2%
24	New Orleans, LA	1.2%
25	West Palm Beach-Boca Raton-FL	1.1%
26	Columbus, IN	1.1%
27	Las Vegas, NV-AZ	1.0%
28	Owensboro-KY	1.0%
	Areas which account for 1% or greater of total revenue	72.6%

LEXINGTON REALTY TRUST
Supplemental Reporting Package
Other Revenue Data
3/31/2007

	Historical Year to Date Base Rent ($000s) (1)
Revenue by Property Type		Percentage
Office	$ 68,875	65.9%
Industrial	$ 24,860	23.8%
Retail	$ 10,706	10.3%
	$ 104,441	100.0%
Revenue by Credit Rating (2)
Investment Grade	$ 56,121	53.7%
Non-Investment Grade	$ 18,956	18.2%
Unrated	$ 29,364	28.1%
	$ 104,441	100.0%
		Aggregate Rentable Sq. Ft.	% of Total Aggregate Rentable Sq. Ft.	Base Rent YTD

Major Tenants/Guarantors	Number of Leases(2)				Property Type	% of Base Rent (1)
Raytheon Corporation	6	2,286,009	3.9%	$ 6,817	Office/Industrial/Other	6.5%
St. Paul Fire and Marine Insurance	1	530,000	0.9%	$ 3,314	Office	3.2%
Baker Hughes, Inc.	4	1,061,471	1.8%	$ 3,308	Office/Industrial	3.2%
Kmart Corp/Sears Holdings	8	2,957,164	5.0%	$ 2,908	Industrial/Retail	2.8%
Dana Corporation	8	2,240,802	3.8%	$ 2,624	Office/Industrial	2.5%
Harcourt Brace/Reed Elsevier	4	1,063,640	1.8%	$ 2,122	Office/Industrial	2.0%
Entergy Services, Inc.	4	682,554	1.2%	$ 2,090	Office	2.0%
Federal Express, Inc.	3	712,286	1.2%	$ 2,014	Office/Industrial	1.9%
Morgan, Lewis & Bockius LLP	1	309,049	0.5%	$ 1,672	Office	1.6%
Northwest Pipeline Corp.	1	295,000	0.5%	$ 1,580	Office	1.5%
Total	40	12,137,975	20.6%	$ 28,449		27.2%

(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.
(2) As of March 31, 2007.

Investor Information

Transfer Agent		Investor Relations
Mellon Investor Services LLC		Carol M. Merriman
480 Washington Blvd.		VP of Investor Relations and Corporate Development
Jersey City NJ 07310-1900		Telephone (direct)	(212) 692-7264
(800) 850-3948		Facsimile (main)	(212) 594-6600
www.melloninvestor.com		E-mail	cmerriman@lxp.com

Research Coverage

BB&T Capital Markets		J.P. Morgan
Stephanie Krewson	(804) 782-8784	Anthony Paolone, CFA	(212) 622-6682
Robert P. Whittemore	(804) 782-8796	Michael W. Mueller, CFA	(212) 622-6689
		Joseph Dazio, CFA	(212) 622-6416
Bear, Stearns & Co., Inc.		Gregory P. Stuart	(212) 622-5390
Ross Smotrich	(212) 272-8046
Jeffrey Langbaum	(212) 272-4201	Raymond James & Assoc.
George Hoglund, CFA	(212) 272-6272	Paul Puryear	(727) 567-2253
		Ken Avalos	(727) 567-2660
Cantor Fitzgerald
Philip Martin	(312) 469-7485	Stifel Nicolaus
Matthew Thorp	(312) 469-7484	John W. Guinee	(410) 454-5520
		Michael C. Hudgins	(410) 454-4830
Friedman, Billings, Ramsey
Merrill Ross	(703) 312-9769	Wachovia Securities
Gabe Poggi	(703) 469-1141	Stephen Swett	(212) 214-5050